                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  ___________

                                  FORM 8-K/A
                               (Amendment No. 1)

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OF 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)           January 8, 2001
                                                 -------------------------------


                         Sunrise Telecom Incorporated
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            (Exact name of registrant as specified in its charter)



         Delaware                       0-30757                 77-0291197
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(State or other jurisdiction        (Commission File           (IRS Employer
    of incorporation)                    Number)             Identification No.)


22 Great Oaks Boulevard, San Jose, California                    95119
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code        (408) 363-8000
                                                   -----------------------------


                                 Inapplicable
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         (Former name or former address if changed since last report)
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The undersigned Registrant hereby amends the following item of its Current
Report on Form 8-K filed February 2, 2001.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Businesses Acquired.

The following financial statements of Avantron Technologies Inc. are filed as
Exhibit 99.1 and are incorporated herein by reference:

         Auditors' Report

         Balance Sheets as of December 31, 2000 and May 31, 2000

         Statements of Earnings for the seven month periods ended December 31, 2000 and 1999 (unaudited) and the year ended May 31, 2000

         Statements of Retained Earnings for the seven month periods ended December 31, 2000 and 1999 (unaudited) and the year ended May 31, 2000

         Statements of Cash Flows for the seven month periods ended December 31, 2000 and 1999 (unaudited) and the year ended May 31, 2000

         Notes to Financial Statements

(b)      Proforma Financial Information.

The following pro forma financial statements are filed as Exhibit 99.2 and are incorporated herein by reference:

         Unaudited Pro Forma Condensed Combined Financial Information

         Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2000

         Unaudited Pro Forma Condensed Combined Statement of Operations for the Year ended December 31, 2000

         Notes to Unaudited Pro Forma Condensed Combined Financial Statements
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(c)  Exhibits

     Exhibit No. Description
     -----------------------

     2.1    Share Purchase Agreement dated January 8, 2001.*+

     23.1   Consent of Harel, Drouin & Associes, Independent Auditors

     99.1   Financial Statements of Avantron Technologies Inc.

     99.2   Pro Forma Financial Information


* The schedules and exhibits to this agreement, as set forth in the Table of Contents, have not been filed herewith, pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

+  Previously filed.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SUNRISE TELECOM INCORPORATED
                                                  (Registrant)


Date: March 23, 2001                         By:  /s/ Peter L. Eidelman
                                                 ----------------------------
                                                       Peter L. Eidelman
                                                    Chief Financial Officer
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                                 EXHIBIT INDEX


Exhibit No.          Description
-----------          -----------
 2.1            Share Purchase Agreement dated January 8, 2001.*+

 23.1           Consent of Harel, Drouin & Associes, Independent Auditors

 99.1           Financial Statements of Avantron Technologies Inc.

 99.2           Pro Forma Financial Information

____________

* The schedules and exhibits to this agreement, as set forth in the Table of Contents, have not been filed herewith, pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

+  Previously filed.